UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2014

CU BANCORP

(Exact name of registrant as specified in its charter)

California	001-35683	90-0779788
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

15821 Ventura Boulevard, Suite 100- Encino, CA		91436
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 257-7700

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 2, 2014, CU Bancorp, California United Bank and 1st Enterprise Bank entered into an Agreement and Plan of Merger, which was amended on August 14, 2014 pursuant to Amendment No. 1 to Agreement and Plan of Merger (as amended, the “Merger Agreement”). Pursuant to the Merger Agreement, it is proposed that CU Bancorp will acquire 1st Enterprise by merging 1st Enterprise Bank with and into California United Bank (the “Merger”), with California United Bank surviving the Merger and continuing commercial bank operations of the combined bank under its California charter and as the wholly-owned bank subsidiary of CU Bancorp. A copy of the Merger Agreement was filed as Exhibit 2.1 to the Registration Statement on Form S-4 of CU Bancorp, as filed with the Securities and Exchange Commission on August 20, 2014 (the “S-4”), which is incorporated herein by reference.

On November 14, 2014, the parties to the Merger Agreement entered into Amendment No. 2 to Agreement and Plan of Merger, by and among CU Bancorp, California United Bank and 1st Enterprise Bank (“Amendment No. 2”), to clarify that, in accordance with the terms of the Merger Agreement, dissenting shareholders of 1st Enterprise Bank, if any, will be paid for their shares of 1st Enterprise Bank by California United Bank and/or CU Bancorp. No other changes to the Merger Agreement were made by Amendment No. 2. A copy of Amendment No. 2 is attached to this Form 8-K as Exhibit 2.2.

On November 14, 2014, CU Bancorp and California United Bank waived the closing condition, set forth in Section 9.2.8(i) of the Merger Agreement, which required that dissenters’ rights shall not have been exercised and perfected by in excess of five percent (5%) of 1st Enterprise Bank’s outstanding shares of common stock.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2014, the CU Bancorp 2007 Equity and Incentive Plan was amended and restated to: (i) permit the grant of performance-based awards that are not subject to the deduction limitations of Section 162(m) of the Internal Revenue Code, including both equity compensation awards and cash bonus payments, (ii) prohibit the repricing of previously granted options; (iii) eliminate a provision in the plan that provides for an automatic annual increase in the shares of common stock available for awards under the plan; and (iv) extend the term of the plan to July 31, 2024. A copy of the Amended and Restated CU Bancorp 2007 Equity and Incentive Plan is included herewith as Exhibit 10.1 (which is incorporated by reference to Exhibit 10.6 to the S-4). The Plan was approved by CU Bancorp’s shareholders at CU Bancorp’s Annual Meeting on November 14, 2014. Please see Item 5.07 of this Form 8-K for more information.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of CU Bancorp was held on November 14, 2014. As of October 8, 2014, the record date for the Annual Meeting, there were 11,231,801 shares of CU Bancorp common stock outstanding. At the Annual Meeting, 10,457,467 shares of CU Bancorp common stock, or approximately 93.11% of the eligible voting shares, were represented either in person or by proxy. At the Annual Meeting, the shareholders of CU Bancorp voted on the proposals described below, all of which were approved:

1. Approval of the Merger Agreement and the Merger. To approve the Agreement and Plan of Merger, dated June 2, 2014, as amended, by and among CU Bancorp, California United Bank and 1st Enterprise Bank, pursuant to which: (a) CU Bancorp will acquire 1st Enterprise by merging 1st Enterprise with and into California United Bank, with California United Bank surviving the merger and continuing commercial bank operations of the combined bank under its California charter and as the wholly-owned bank subsidiary of CU Bancorp, (b) CU Bancorp will issue shares of its common stock and preferred stock pursuant to the terms of the merger agreement; and (c) CU Bancorp will adopt the 1st Enterprise 2006 Stock Incentive Plan, as amended, as its own equity plan and all stock options granted by 1st Enterprise thereunder (other than stock options held by certain founders of 1st Enterprise) will thereafter be exercisable for CU Bancorp common stock on substantially the same terms but adjusted to reflect the exchange ratio set forth in the merger agreement.

This proposal was approved by the votes indicated below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
8,271,188	14,150	10,517	2,161,612

2. Adjournment. To approve any adjournment or postponement of the CU Bancorp annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the merger agreement or for any other legally permissible purpose.

This proposal was approved by the votes indicated below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
9,935,271	299,140	41,479	181,577

3. Election of Directors. To elect the eleven (11) nominees named below to the CU Bancorp board of directors to serve until the 2015 annual meeting of shareholders and until their successors are elected and have qualified. The nominees were elected to serve as directors and received the number of votes set forth opposite their respective names:

	Shares Voted For	Withheld	Broker Non-Votes
Roberto E. Barragan	7,652,921	642,934	2,161,612
Kenneth L. Bernstein	8,213,112	82,743	2,161,612
Kenneth J. Cosgrove	8,265,812	30,043	2,161,612
Eric S. Kentor	8,266,859	28,996	2,161,612
Robert C. Matranga	8,221,931	73,924	2,161,612
David I. Rainer	8,265,112	30,743	2,161,612
Roy A. Salter	8,213,112	82,743	2,161,612
Daniel F. Selleck	8,161,431	131,424	2,161,612
Lester M. Sussman	8,273,612	22,243	2,161,612
Charles H. Sweetman	7,624,633	671,222	2,161,612
Anne A. Williams	8,257,678	38,177	2,161,612

4. Approval of Amendments to and Restatement of CU Bancorp 2007 Equity and Incentive Plan. To approve an amendment of and restatement to the CU Bancorp 2007 Equity and Incentive Plan to: (i) permit the grant of performance-based awards that are not subject to the deduction limitations of Section 162(m) of the Internal Revenue Code, including both equity compensation awards and cash bonus payments, (ii) prohibit the repricing of previously granted options; (iii) eliminate a provision in the plan that provides for an automatic annual increase in the shares of common stock available for awards under the plan; and (iv) extend the term of the plan to July 31, 2024.

This proposal was approved by the votes indicated below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
7,356,204	852,150	87,501	2,161,612

5. Ratification of Accountants. To ratify the selection of McGladrey LLP to serve as the independent registered public accounting firm for CU Bancorp for 2014.

This proposal was approved by the votes indicated below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
10,392,957	37,537	26,973	0

6. Transaction of Other Business. To approve and ratify such other business as may properly come before the CU Bancorp annual meeting and any adjournment or adjournments thereof.

This proposal was approved by the votes indicated below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
8,624,232	1,743,969	89,263	0

Item 8.01	Other Events.

On November 14, 2014, 1st Enterprise Bank held its annual meeting of shareholders, at which the common and preferred shareholders of FENB approved the Merger Agreement and the Merger. In light of the fact that the shareholders of CU Bancorp have also approved the Merger Agreement and the Merger, as described under Item 5.07 of this Form 8-K, all required shareholder approvals have been obtained in connection with the Merger. The parties plan to consummate the Merger on or about November 30, 2014. CU Bancorp issued a press release on November 14, 2014, announcing the receipt of these shareholder approvals, a copy which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith.

2.1	Agreement and Plan of Merger, dated as of June 2, 2014, by and among CU Bancorp, California United Bank and 1st Enterprise Bank, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated August 14, 2014. (2)

2.2	Amendment No. 2 to Agreement and Plan of Merger among CU Bancorp, California United Bank and 1st Enterprise Bank, dated November 14, 2014. (1)

10.1	CU Bancorp 2007 Equity and Incentive Plan, as amended and restated on July 31, 2014. (3)

99.1	Press release of CU Bancorp, dated November 14, 2014. (1)

(1)	Filed herewith.
(2)	Incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 of CU Bancorp, filed with the Securities and Exchange Commission on August 20, 2014.
(3)	Incorporated by reference to Exhibit 10.6 to the Registration Statement on Form S-4 of CU Bancorp, filed with the Securities and Exchange Commission on August 20, 2014.

Forward-Looking Statements

This report contains certain forward-looking information about CU Bancorp, 1st Enterprise Bank, and the combined company after the close of the transaction that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of CU Bancorp, 1st Enterprise Bank and the combined company. Forward-looking statements speak only as of the date they are made and we assume no duty to update such statements. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. In addition to factors previously disclosed in reports filed by CU Bancorp with the SEC, risks and uncertainties for each institution and the combined institution include, but are not limited to: lower than expected revenues; credit quality deterioration or a reduction in real estate values which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the ability to complete the proposed transaction, or any future transaction, successfully integrate such acquired entities, or achieve expected beneficial synergies and/or operating efficiencies, in each case within expected time-frames or at all; the possibility that personnel changes will not proceed as planned; the possibility that the cost of additional capital may be more than expected; the possibility that a change in the interest rate environment may reduce net interest margins; asset/liability re-pricing risks and liquidity risks; general economic conditions, either nationally or in the market areas in which the entities operate or anticipate doing business, are less favorable than expected; and environmental conditions, including natural disasters, may disrupt business, impede operations, or negatively impact the values of collateral securing loans.

Additional Information About the Proposed Transaction with 1st Enterprise Bank and Where to Find It

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities. Investors and security holders are urged to carefully review and consider each of CU Bancorp’s public filings with the SEC, including but not limited to the S-4, its annual reports on Form 10-K, proxy statements, current reports on Form 8-K and quarterly reports on Form 10-Q. The documents filed by CU Bancorp with the SEC may be obtained free of charge at CU Bancorp’s website at www.cubancorp.com or at the SEC website at www.sec.gov. These documents may also be obtained free of charge from CU Bancorp by directing a request to: CU Bancorp c/o California United Bank, 15821 Ventura Boulevard, Suite 100, Encino, CA 91436. Attention: Investor Relations. Telephone 818-257-7700. The information on CU Bancorp’s website is not, and shall not be deemed to be, a part of this filing or incorporated into other filings CU Bancorp makes with the SEC.

In connection with the proposed merger of California United Bank with 1st Enterprise Bank, CU Bancorp filed the S-4 with the SEC to register the shares of CU Bancorp common stock to be issued to shareholders of 1st Enterprise Bank. The S-4 includes a joint proxy statement of CU Bancorp and 1st Enterprise Bank and a prospectus of CU Bancorp. Before making any investment decision, investors and security holders of CU Bancorp and 1st Enterprise Bank are urged to carefully read the entire S-4 and joint proxy statement/prospectus, as well as any amendments or supplements to these documents, because they contain important information about the proposed transaction. Investors and security holders are able to obtain the S-4 and the joint proxy statement/prospectus free of charge from the SEC’s website or from CU Bancorp by writing to the address provided in the paragraph above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 17, 2014	CU BANCORP

/s/ Anita Wolman
Anita Wolman
Executive Vice President, General
Counsel & Corporate Secretary

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 2, 2014, by and among CU Bancorp, California United Bank and 1st Enterprise Bank, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated August 14, 2014. (2)

2.2	Amendment No. 2 to Agreement and Plan of Merger among CU Bancorp, California United Bank and 1st Enterprise Bank, dated November 14, 2014. (1)

10.1	CU Bancorp 2007 Equity and Incentive Plan, as amended and restated on July 31, 2014. (3)

99.1	Press release of CU Bancorp, dated November 14, 2014. (1)

(1)	Filed herewith.
(2)	Incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 of CU Bancorp, filed with the Securities and Exchange Commission on August 20, 2014.
(3)	Incorporated by reference to Exhibit 10.6 to the Registration Statement on Form S-4 of CU Bancorp, filed with the Securities and Exchange Commission on August 20, 2014.